UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 21, 2007
                      ------------------------------------
                        (Date of earliest event reported)


                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     1-9125                    11-2113382
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)


                                 (631) 622-4700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

     On September 21, 2007, the stockholders of American Technical Ceramics Corp. (the "Company") approved the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 15, 2007, by and among the Company, AVX Corporation ("AVX") and Admiral Byrd Acquisition Sub, Inc. ("AVX Merger Sub"), a wholly-owned subsidiary of AVX, pursuant to which AVX Merger Sub will be merged (the "Merger") with and into the Company. At the effective time of the Merger, the separate corporate existence of AVX Merger Sub will cease and the Company will continue as the surviving corporation in the Merger as a wholly-owned subsidiary of AVX.

     The Merger will be completed as soon as practicable following satisfaction of all remaining conditions to the merger set forth in the Merger Agreement. It is currently contemplated that the closing will occur during the week ending September 28, 2007. The Company issued a press release with respect to the Company's stockholder approval of the Merger Agreement, a copy of which is attached hereto and incorporated herein by reference as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated September 21, 2007

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICAN TECHNICAL CERAMICS CORP.
                                           -------------------------------------
                                                       (Registrant)



                                           /S/ VICTOR INSETTA
                                           ------------------
Date: September 21, 2007                   Victor Insetta
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
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99.1                       Press Release, dated September 21, 2007